Exhibit 32

CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Clarivate Analytics Plc (the “Company”) on Form 10-K for the year ended December 31, 2019 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Jerre Stead, Executive Chairman and Chief Executive Officer of the Company, certify to my knowledge, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350), that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 2, 2020	/s/ Jerre Stead
Jerre Stead
Executive Chairman and Chief Executive Officer

CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Clarivate Analytics Plc (the “Company”) on Form 10-K for the year ended December 31, 2019 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Richard Hanks, Chief Financial Officer of the Company, certify to my knowledge, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350), that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 2, 2020	/s/ Richard Hanks
Richard Hanks
Chief Financial Officer